As filed with the Securities and Exchange Commission on December 16, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 14, 2022
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrG	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 1
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrH	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 2
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrJ	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 4
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrL	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 5
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due	BAC/31B	New York Stock Exchange
November 28, 2031 of BofA Finance LLC (and the guarantee of the
Registrant with respect thereto)
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN	BAC PrO	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP	BAC PrP	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series QQ	BAC PrQ	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.750% Non-Cumulative Preferred Stock, Series SS	BAC PrS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors (the “Board”) of Bank of America Corporation (the “Corporation”) periodically reviews the Board’s and Corporation’s governance documents, including the Corporation’s Bylaws, as amended and restated on February 22, 2022 (the “Bylaws”). On December 14, 2022, the Board approved and adopted amendments to the Bylaws to revise and clarify certain procedural and disclosure requirements for the Corporation’s stockholders proposing business or director nominations for consideration at the Corporation’s annual or special meetings of stockholders, including to provide an orderly process in consideration of the U.S. Securities and Exchange Commission’s recently adopted “universal proxy card” rules, and to reflect recent amendments to the Delaware General Corporation Law (the “DGCL”). The Bylaws’ amendments also include technical and conforming revisions and clarifications. The amendments to the Bylaws were effective as of the date approved by the Board.

The amendments to the Bylaws include the following:

•Clarification that beneficial owners of the Corporation’s common stock may participate in calling a special meeting of stockholders through a written request made by the stockholder that holds shares on behalf of a beneficial owner (Article III. Stockholders, Section 2. Special Meetings, Subsections (a) and (b));
•Revisions to further provide and clarify that any stockholder request for a special meeting of stockholders must also include the same information that would be required when a stockholder notifies the Corporation that it intends to introduce business or propose nominees at an annual meeting of stockholders (Article III. Stockholders, Section 2. Special Meetings, Subsection (b));
•Revisions to align with recent amendments to the DGCL on providing notice of an adjournment of any meeting of stockholders (Article III. Stockholders, Section 4. Notice to Stockholders);
•Revisions to align with recent amendments to the DGCL on providing access to the list of the Corporation’s stockholders entitled to vote at a meeting of stockholders in connection with a meeting of stockholders (Article III. Stockholders, Section 6. Stockholders List);
•Revisions to simplify the description of the instances when an exception to the majority voting standard applies in the election of directors (Article III. Stockholders, Section 10. Required Vote for Directors);
•Revisions to the procedural and disclosure requirements for stockholders intending to introduce nominations of directors or propose other business (other than proposals to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at meetings of stockholders, including without limitation, to:
◦clarify that certain informational requirements applicable to stockholders that are entities also encompass individuals who directly or indirectly control such entities (but not passive investors in such entities);
◦provide a more inclusive list, to show by example, the types of financial transactions involving the Corporation’s equity securities that such stockholder is required to disclose;
◦require a stockholder conducting a solicitation subject to Rule 14a-19 under the Exchange Act (i.e., “universal proxy card” rules) to provide certain proxy solicitation information to the Corporation and to provide proxy materials to the Corporation’s stockholders through means provided under the federal securities laws and make certain undertakings related to such solicitation, including to demonstrate that the undertakings have been satisfied;
◦require such stockholder to disclose plans or proposals relating to certain actions that may impact the control or ownership of the Corporation that are set forth in federal securities and/or U.S. banking laws and regulations and other applicable regulatory standards; and
◦require the same or comparable information and disclosures relating to director nominees as required under corresponding provisions in the Bylaws’ proxy access provisions, including completion of questionnaires in the same form the Corporation requests of the Board’s nominees for directors (Article III. Stockholders, Section 12. Notice of Stockholder Business and Nominations, Subsections (c) and (g));
•Revisions to require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white (Article III. Stockholders, Section 12. Notice of Stockholder Business and Nominations, Subsection (d)); and
•Revisions to update or conform certain requirements in connection with stockholder nominations of directors pursuant to the Bylaws’ proxy access provisions (Article IV. Board of Directors, Section 9. Inclusion of Director Nominations by Stockholders in the Corporation’s Proxy Materials, Subsection (i)).

The foregoing summary is qualified in its entirety by reference to the Bylaws of Bank of America Corporation, as Amended and Restated by the Board of Directors on December 14, 2022, a copy of which (marked to show changes from the prior version) is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Bylaws of Bank of America Corporation, As Amended and Restated by the Board of Directors on December 14, 2022

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: December 16, 2022